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                                                                      EXHIBIT 99

                CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the references made to him, as a person who will serve as a director of Insituform Technologies, Inc. upon the consummation of the Merger (as defined therein), in the Registration Statement, and the Joint Proxy Statement/Prospectus contained therein.

                                          /s/  ROBERT W. AFFHOLDER

                                          --------------------------------------
                                          Robert W. Affholder
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                CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the references made to him, as a person who will serve as a director of Insituform Technologies, Inc. upon the consummation of the Merger (as defined therein), in the Registration Statement, and the Joint Proxy Statement/Prospectus contained therein.

                                          /s/  JEROME KALISHMAN

                                          --------------------------------------
                                          Jerome Kalishman
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                CONSENT OF PERSON NAMED AS PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the references made to him, as a person who will serve as a director of Insituform Technologies, Inc. upon the consummation of the Merger (as defined therein), in the Registration Statement, and the Joint Proxy Statement/Prospectus contained therein.

                                          /s/  ALVIN J. SITEMAN

                                          --------------------------------------
                                          Alvin J. Siteman